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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                            Reported): March 23, 2005

            CWHEQ, INC., (as depositor under the Sale and Servicing
       Agreement, dated as of March 30, 2005, relating to the Revolving
                     Home Equity Loan Asset Backed Notes,
                                Series 2005-B.

                                  CWHEQ, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

         Delaware                    333-121378                  87-0698310
         --------                    ----------                  ----------
         (State or Other        (Commission File Number)   (I.R.S. Employer
Jurisdiction of Incorporation)                             Identification No.)


         4500 Park Granada
         Calabasas, California                                      91302
         ---------------------                                     -------
         (Address of Principal Executive Officers)                (Zip Code)


         Registrant's telephone number, including area code (818) 225-3000
                                                            --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b)

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 5.  Other Events.
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Filing of Certain Materials
---------------------------

         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWHEQ, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its, Revolving Home Equity Loan Asset Backed Notes, Series 2005-B (the "Notes").

         The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, are included in this Form 8-K. The financial statements as of December 31, 2004 and 2003 and for the year ended December 31, 2004 and the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements for the year ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K and to their being referred to as "Experts" in the Prospectus Supplement relating to the CWHEQ Revolving Home Equity Loan Trust, Series 2005-B, are attached hereto, as Exhibit 23.1 in the case of KPMG LLP and as
Exhibit 23.2 in the case of Ernst & Young LLP. The financial statements of FGIC as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004 are attached hereto as Exhibit 99.1.






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         Item 7.  Financial Statements, Pro Forma Financial

       Information and Exhibits.
       ------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

               23.1         Consent of KPMG LLP

               23.2         Consent of Ernst & Young LLP

               99.1 Financial statements of FGIC as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CWHEQ, INC.



                                         By:  /s/ Leon Daniels, Jr.
                                              --------------------------
                                              Name:  Leon Daniels, Jr.
                                              Title:  Vice President



Dated:  March 23, 2005


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Exhibit Index
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Exhibit                                                                  Page
-------                                                                  ----

23.1              Consent of KPMG LLP

23.2              Consent of Ernst & Young LLP

99.1 Financial statements of FGIC as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004